UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting year:  August 31, 2019

Item 1. Report to Stockholders.

Green Square High Income Municipal Fund

Institutional Class Shares — GSTAX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.principalstreet.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-914-7343 or by sending an e-mail request to morgan.sanders@principalstreet.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-914-7343 or send an e-mail request to  morgan.sanders@principalstreet.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www.principalstreet.com	August 31, 2019

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Dear Investor,

We are pleased to present you with our Annual shareholder report for the fiscal period ended August 31, 2019. Green Square High Income Municipal Fund (GSTAX) has performed well since its inception on September 15, 2017, and this period was no exception, as the Fund achieved its goals of generating a high level of federally tax-free income and solid total return amidst a very favorable market for both the asset class and the Fund.

We discuss both the solid performance and our positive outlook below.  On an administrative note, please note that effective October 15, 2019, both the investment adviser and the Fund changed their names. The investment adviser has become Principal Street Partners and the Fund has become Principal Street High Income Municipal Fund. While the names changed, everything else remains the same, including the management team, the strategy, and the Fund’s ticker, GSTAX.  The name changes are related purely to marketing and positioning ourselves in the marketplace, and we believe that this rebranding will help the Fund grow.

Meaningful Assets and Solid Positioning

At the end of the period, the Fund had assets of about $155 million, an increase of about $65 million since our last letter in February.  This growth has allowed us to purchase meaningful long-term positions for the portfolio that we believe represent strong value and will generate meaningful income. As the Fund continues to grow in assets, we continue to diversify the portfolio. The Fund currently is invested in about 80 tax-exempt positions, which should over time increase to 100-125 positions as the Fund matures.

Focusing on project revenue bonds, the investments include senior health care facilities, charter schools, universities, a wallboard manufacturing plant, Master Settlement Tobacco bonds, a specialty pipe manufacturing facility, a mixed-use development and two recycling plants. We plan to add a medical waste recycling facility and a pulp manufacturing plant in the fourth quarter.  Our goal is to continue to construct a geographically and sector-diverse portfolio that has a low correlation to other asset classes.  Our strategy and investment process remain unchanged.

Our strategy, which includes a more concentrated portfolio focused on project revenue bonds that we understand well, has worked well in our view. The vast majority of our current positions are 5% or less of the portfolio, a parameter designed to avoid a concentration in any one position or handful of positions.  We believe that this approach allows us to be opportunistic and to achieve strong and consistent results over the long-term. We also believe that our management approach helps to mitigate many of the risks normally associated with below-investment grade credits.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Performance and Distribution Yield Remain Strong

We are pleased with performance for the annual period, for 2018 and since its September 15, 2017 inception (see table below). GSTAX, the institutional share class that you own, returned 8.36%, 7.45% and 9.12% respectively during those periods, compared to the Bloomberg Barclays High Yield Municipal Bond Index of 9.81%, 4.76% and 8.26%, and to the Morningstar peer group average of 8.41%, 2.11% and 5.93%. Additionally, the Fund’s tax-free yield at the end of the period was 5.29% as compared to Morningstar peer group average of 3.72%.

	One Year	Calendar	Fund Inception*
	thru 8/31/19	Year 2018	thru 8/31/19
Green Square High Income Municipal Fund	8.36%	7.45%	9.12%
Benchmark: Bloomberg Barclays High Yield
Municipal Bond Index	9.81%	4.76%	8.26%
Peer Group: Morningstar High Yield
Municipal Bond Fund Category	8.41%	2.11%	5.93%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For the most recent month end performance, please visit greensquarefunds.com.

The gross expense ratio of the Fund is 1.02%. The Fund’s SEC Yield is 5.34% subsidized, 5.24% unsubsidized.

*  Inception date of the Fund was September 15, 2017.  Returns in this column have been annualized.

We believe that the performance and the distribution yield are a direct result of the credit selections made for the portfolio working in tandem with a favorable fixed income backdrop. Green Square prides itself on its thorough investment process and ability to choose the proper credits that have the potential to generate income and capital appreciation over time. Equally important has been our ability to avoid many of the pitfalls that lie in the below-investment grade universe. The ability to successfully navigate in this complex universe is the value we seek to add to the challenge of finding yield in an otherwise low yield environment. With the exception of an intentional small cash balance, the Fund is fully invested.

Federally tax-exempt income is the primary investment objective of the Fund and the tax-free distribution yield GSTAX has generated (see the following table) is reflective of the value in the asset class that the management team has been able to unlock. Looking forward at a number of transactions that will be added to the portfolio, we believe that the distribution yield can remain attractive on both an absolute and relative basis. As we look around the fixed income universe, including the corporate high yield market, we continue to believe that our asset class represents some of the best value available in the fixed income universe based upon a risk/reward basis. We also note, however, that there is consistent downward pressure on the yields in our market, and this may play a role as the Fund (and the entire asset class) moves forward.

Period	Tax-Free Yield	Taxable-Equivalent
August 2019	5.29%	8.40%
July 2019	5.65%	8.97%
Q2 2019	5.98%	9.49%
Q1 2019	5.81%	9.22%
Q4 2018	6.22%	9.87%
Q3 2018	5.85%	9.29%
Q2 2018	6.21%	9.86%
Q1 2018	6.30%	10.00%
Q4 2017	5.86%	9.30%

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

The Fund’s performance over the past year can be attributed to three primary factors:

•
During the period, we accomplished two goals: finding good value and avoiding any major minefields.  Indeed, we received solid performance from most of our credits due to the favorable interest rate environment and the influx of cash into the asset class, which in turn drove prices higher.  Examples are the Cal Agra plant, which is a new facility designed to manufacture wallboard, and our Tuscan assisted living facility, both of which generated meaningful income while also realizing capital appreciation.  Just as importantly, we also avoided problem credits.  As previously reported, we avoided Puerto Rico credits (with the exception of one particular COFINA bond) and did not experience any monetary defaults in the portfolio.  The exception to good performance is the Windy City multifamily credit, which is currently priced at $70.  This is a credit that was actually rated BBB but has subsequently lost its rating due to a lack of reporting.  We have been on site and are currently evaluating the bond.

•
The interest rate environment and interest rate curve were very accommodative, and the Fund benefited from a recently dovish Fed and a market mentality that once again was favorable towards fixed income, particularly high yield.

•
The supply /demand imbalance remained intact and was a leading driver of strong performance.  The asset class realized significant and steady inflows, and in turn that level of investment pushed prices higher.

Consistent in the Midst of Numerous Macro-Economic Events

In its short life-to-date, the Fund has experienced more than its fair share of events, ranging from wild swings in the equity markets, an historic tax reform bill, an increase and then decrease in short-term rates, a turnover in the Federal Reserve ranks, nuclear threats, Washington scandals, and the continuing imbroglio that is Washington politics. All of this in two short years. Throughout all of this potential turmoil, the tax-exempt market and GSTAX have remained remarkedly stable and resilient, a testament to the value in the asset class and the low correlation to other asset classes.  The continuing shortage of new issue supply and the strong demand promise to continue to bolster prices.

The low correlation that our market and the projects in which we invest have with other asset classes plays a very significant role in achieving consistent returns and helps to immunize the Fund from world or political events. For example, a private pay assisted living facility in Florida is typically not influenced by global trade policy, immigration policy, or tax policy. The operations generally continue day in and day out, regardless of what Washington is or is not doing, whether or not the Fed is raising or lowering short-term rates, or the gyrations that the equity markets may experience. Our projects generally are tangible bricks and mortar projects that have an economic life of their own and continue to operate regardless of other events.

Outlook for Remainder of 2019 is Positive

We maintain a positive outlook for the remainder of 2019, believing that the market horizon should be clear through year end and into 2020.  Our forecast is virtually unchanged from our earlier outlook, including our belief that Gross Domestic Product, inflation, and Treasury rates will remain in a fairly narrow band, albeit with a modest downward trend. Likewise, we believe that the Fed will lower rates one or two more times, maintaining its stance of acting deliberately and in modest and transparent increments. We believe that our market, and all fixed income markets, will welcome these decreases and that the Fund should benefit as a result. We also believe that investors’ search for yield and the long-term supply/demand imbalance that we observe in our market should continue to drive prices higher in our asset class and in the Fund. Our job will be to continue to select the proper credits for the Fund, and if executed properly, we believe the Fund should continue to generate an attractive stream of tax-free income as well as modest capital appreciation.  Overall, we continue to believe that our asset class holds some of the best potential value – income and capital appreciation – of any fixed income asset class.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

GSTAX is an important part of our practice, and we thank you for your trust in us. Green Square’s four cornerstones – value, proprietary credit research, transparency, and accessibility – remain firmly in place as GSTAX continues to grow.  We appreciate the opportunity to serve your investment needs today and over the long-term.

Sincerely,

Timothy Pynchon, CFA
Portfolio Manager

Must be preceded or accompanied by a prospectus

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

The Green Square High Income Municipal Fund’s primary investment objective is to provide current income exempt from regular federal income tax. Income may be subject to state or local tax.

Bloomberg Barclays High Yield Municipal Bond Index: The US Municipal Index covers the high yield portion of the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an index.

Correlation is a statistic that measures the degree to which two securities move in relation to each other. Correlations are used in advanced portfolio management, computed as the correlation coefficient, which has a value that must fall between -1.0 and +1.0.

The Morningstar High Yield Municipal Bond Fund Category Average represents an average of all of the funds in the Morningstar High Yield Municipal Bond Fund Category.

Tax-Free yield refers to the Fund’s monthly distribution rate annualized and divided by the recent month-end net asset value.

Tax Equivalent yield is the interest rate which must be received on a taxable security to provide the bondholder the same after-tax return as that earned on a tax-exempt security. The tax rate used to calculate the Taxable Equivalent Yield is the 37% marginal federal income tax bracket.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investments in larger companies are subject to the risk that they are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. ETNs are subject to the credit risk of the issuer. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.

High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Green Square Capital Asset Management, LLC is the Investment Adviser to the Green Square High Income Municipal Fund, which is distributed by Quasar Distributors, LLC.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of August 31, 2019

	1-Year	Since Inception(1)
Institutional Class	8.36%	9.12%
Bloomberg Barclays High Yield Municipal Bond Index(2)	9.81%	8.26%

(1)	Inception date of the Institutional Class September 15, 2017.
(2)
The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax exempt bond market, The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an Index.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Allocation of Portfolio(1) (Unaudited)
As of August 31, 2019
(% of Net Assets)

New York 0.3%
Alabama 0.4%
Michigan 0.6%
West Virginia 0.7%
Tennessee 0.8%
Washington 0.9%
Kentucky 1.0%
Georgia 1.4%
Arizona 1.4%
Iowa 1.4%
Alaska 1.9%
Puerto Rico 2.8%
Oregon 3.7%
Pennsylvania 3.7%
Colorado 4.1%
Indiana 4.1%
Illinois 4.8%
Oklahoma 5.3%
South Carolina 5.5%
California 6.7%
Ohio 8.8%
Wisconsin 10.0%
Florida 11.8%
Texas 15.9%
Short-Term Investment & Other Assets and Liabilities 2.0%

Top Ten Holdings(1) (Unaudited)
As of August 31, 2019
(% of Net Assets)

Atoka Industrial Development Authority, 8.000%, 08/01/2039	5.3%
Port Beaumont Navigation District, 8.000%, 02/01/2039	4.1%
Oregon State Business Development Commission, Series 248-D, 6.500%, 04/01/2031	3.7%
California Pollution Control Financing Authority, 8.000%, 07/01/2039	3.5%
Indiana Finance Authority, 7.000%, 03/01/2039	3.3%
Brazoria County Industrial Development Corp., 9.000%, 03/01/2039	3.1%
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, Series A-1, 4.750%, 07/01/2053	2.8%
Lake County Port & Economic Development Authority, Series A, 6.750%, 12/01/2052	2.8%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 06/01/2030	2.6%
Wisconsin Public Finance Authority, 5.750%, 05/01/2054	2.5%

(1)	Fund holdings and allocations are subject to change at any time and are not recommendations to buy or sell any security.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Expense Example (Unaudited)
August 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	03/01/2019	08/31/2019	03/01/2019 to 08/31/2019
Institutional Actual(2)	$1,000.00	$1,065.40	$3.80
Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.73%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2019 of 6.54%.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0%

Alaska — 1.9%
Northern Tobacco Securitization Corp., Series A
5.000%, 06/01/2046	$3,000,000	$3,003,810

Alabama — 0.4%
Tuscaloosa County Industrial Development Authority, Series A
(Obligor: Hunt Refining Company)
5.250%, 05/01/2044	500,000	578,260

Arizona — 1.4%
Arizona Industrial Development Authority
(Obligor: Empower College Prep)
6.000%, 07/01/2049	2,115,000	2,243,698

California — 6.7%
California Pollution Control Financing Authority
(Obligor: CalPlant I) (a)
8.000%, 07/01/2039	5,000,000	5,476,100
7.500%, 12/01/2039	2,500,000	2,441,200
Golden State Tobacco Securitization Corp., Series A-2
5.000%, 06/01/2047	2,510,000	2,574,407
		10,491,707
Colorado — 4.1%
Blue Lake Metropolitan District No 3, Series A
5.250%, 12/01/2048	745,000	778,220
Colorado International Center Metropolitan District No 14
5.875%, 12/01/2046	1,000,000	1,099,020
Lakes at Centerra Metropolitan District No 2, Series A
5.125%, 12/01/2037	500,000	536,230
5.250%, 12/01/2047	1,500,000	1,606,755
Sheridan Station West Metropolitan District
6.000%, 12/01/2047	1,200,000	1,242,744
South Maryland Creek Ranch Metropolitan District, Series A
5.625%, 12/01/2047	1,125,000	1,175,524
		6,438,493
Florida — 11.8%
Capital Trust Agency
(Obligor: Voans SW Florida Healthcare)
10.000%, 11/01/2020	3,000,000	3,006,450

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0% (Continued)

Florida — 12.1% (Continued)
Capital Trust Agency, Series A
(Obligor: Tuscan Gardens of Palm Coast Obligated Group)
6.500%, 10/01/2032	$1,090,000	$1,086,131
6.750%, 10/01/2037	865,000	864,040
7.000%, 10/01/2040	825,000	828,300
7.000%, 10/01/2049	1,700,000	1,683,034
(Obligor: Tallahassee NHHI)
7.000%, 12/01/2045	150,000	156,664
7.125%, 12/01/2050	1,000,000	1,048,200
(Obligor: Tapestry Senior Housing Walden)
7.000%, 07/01/2052	2,000,000	2,136,080
Lake County Florida, Series A
(Obligor: Lakeside at Waterman Village)
10.000%, 10/31/2023	1,200,000	1,200,492
Lake County Florida, Series A1
(Obligor: Village Veranda at Lady Lake Obligated Group)
7.125%, 01/01/2052	2,700,000	2,806,137
Lee County Florida Industrial Development Authority, Series A
(Obligor: VOA Lee County Health Care)
5.375%, 12/01/2032	600,000	643,458
5.625%, 12/01/2037	500,000	539,030
5.750%, 12/01/2052	1,600,000	1,715,824
Seminole County Industrial Development Authority, Series A
(Obligor: CCRC Development)
10.500%, 12/28/2021	640,000	639,936
		18,353,776
Georgia — 1.4%
Canton Housing Authority, Series A
(Obligor: Provident Group — Canton Cove Properties)
6.500%, 07/01/2051	2,175,000	2,198,816

Illinois — 4.8%
Illinois Finance Authority
(Obligor: The Admiral at the Lake)
5.500%, 05/15/2054	1,000,000	1,085,340
5.250%, 05/15/2054	500,000	536,260
Illinois Finance Authority, Series A
(Obligor: Park Place of Elmhurst Obligated Group)
6.200%, 05/15/2030	427,250	384,008

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0% (Continued)

Illinois — 4.8% (Continued)
Illinois Finance Authority, Series A-1
(Obligor: 2017 IAVF Windy City Obligated Group)
3.500%, 12/01/2027	$400,000	$292,524
4.375%, 12/01/2042	320,000	231,011
4.500%, 12/01/2052	900,000	648,486
Illinois Finance Authority, Series B
(Obligor: 2017 IAVF Windy City Obligated Group)
5.500%, 12/01/2052	1,330,000	947,160
(Obligor: 2018 Blue Island)
5.800%, 12/01/2053	1,220,000	1,193,245
Upper Illinois River Valley Development Authority, Series B
(Obligor: 2018 IAVF Timber Oaks Obligated Group)
6.000%, 12/01/2054	1,000,000	1,051,960
Village of Bridgeview Illinois, Series A
5.625%, 12/01/2041	1,000,000	1,023,410
		7,393,404
Indiana — 4.1%
Anderson, Indiana Economic Development
(Obligor: Anderson University)
6.000%, 10/01/2042	1,185,000	1,272,263
Indiana Finance Authority
(Obligor: RES Polyflow Indiana) (a)
7.000%, 03/01/2039	5,000,000	5,171,400
		6,443,663
Iowa — 1.4%
Iowa Finance Authority
(Obligor: Sunrise Manor)
5.750%, 09/01/2043	2,200,000	2,249,786

Kentucky — 1.0%
Kentucky Economic Development Finance Authority, Series A
(Obligor: Baptist Convalescent Center)
6.000%, 11/15/2036	1,550,000	1,266,009
6.375%, 11/15/2051	290,000	237,176
		1,503,185
Michigan — 0.6%
Michigan Tobacco Settlement Finance Authority, Series A
6.000%, 06/01/2048	1,000,000	1,005,020

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0% (Continued)

New York — 0.3%
Ulster County Capital Resource Corp.
(Obligor: Woodland Pond)
5.250%, 09/15/2053	$500,000	$514,840

Ohio — 8.8%
Buckeye Tobacco Settlement Financing Authority, Series A-2
5.875%, 06/01/2030	4,000,000	4,025,440
5.750%, 06/01/2034	2,500,000	2,503,725
County of Montgomery Ohio, Series A
(Obligor: Trousdale Foundation Obligation Group)
6.250%, 04/01/2049	2,000,000	2,263,360
Lake County Port & Economic Development Authority, Series A
(Obligor: Tapestry Wickliffe)
6.500%, 12/01/2037	550,000	580,035
6.750%, 12/01/2052	4,100,000	4,302,581
		13,675,141
Oklahoma — 5.3%
Atoka Industrial Development Authority
(Obligor: Gladieux Metals Recycling) (a)
8.000%, 08/01/2039	8,250,000	8,288,197

Oregon — 3.7%
Oregon State Business Development Commission, Series 248-D
(Obligor: Red Rock Biofuels) (a)
6.500%, 04/01/2031	6,050,000	5,748,044

Pennsylvania — 3.7%
Pennsylvania Economic Development Financing Authority, Series A
(Obligor: Tapestry Moon)
6.500%, 12/01/2038	2,950,000	3,059,474
6.750%, 12/01/2053	2,650,000	2,749,137
		5,808,611
Puerto Rico — 2.8%
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, Series A-1
4.750%, 07/01/2053	4,199,000	4,315,774

South Carolina — 5.5%
South Carolina Jobs-Economic Development Authority
(Obligor: Repower S Berkeley) (a)
6.000%, 02/01/2035	1,000,000	1,073,930

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0% (Continued)

South Carolina — 5.5% (Continued)
South Carolina Jobs-Economic Development Authority, Series A
(Obligor: CR River Park)
7.750%, 10/01/2057	$2,200,000	$2,284,480
(Obligor: Jasper Pellets) (a)
7.000%, 11/01/2038	1,500,000	1,579,515
(Obligor: AAC East) (a)
7.000%, 05/01/2039	3,500,000	3,588,340
		8,526,265
Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, Series B-1
(Obligor: Trousdale Foundation Obligation Group)
7.500%, 04/01/2049	1,140,000	1,186,615

Texas — 15.9%
Brazoria County Industrial Development Corp.
(Obligor: Gladieux Metals Recycling) (a)
9.000%, 03/01/2039	4,500,000	4,816,890
Brazoria County Industrial Development Corp., Series A
(Obligor: Gladieux Metals Recycling) (a)
9.000%, 03/01/2039	3,500,000	3,746,470
Jefferson County Texas Industrial Development Corp.
(Obligor: TRP Crude Marketing)
7.750%, 04/01/2039	1,000,000	1,043,820
Kountze Economic Development Corp.
(Obligor: Allegiant Industrial)
15.000%, 11/01/2027	3,150,000	3,153,339
New Hope Cultural Education Facilities Finance Corp., Series A
(Obligor: Legacy at Midtown Park)
5.500%, 07/01/2054	1,000,000	1,064,600
Port Beaumont Navigation District
(Obligor: Allegiant Industrial Park) (a)
8.000%, 02/01/2039	6,000,000	6,361,200
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: Buckingham Senior Living Community) (b)
5.750%, 11/15/2037	2,275,000	1,592,500
Tarrant County Cultural Education Facilities Finance Corp., Series A
(Obligor: MRC Senior Living Fort Worth)
10.000%, 03/15/2023	2,600,000	2,600,390

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0% (Continued)

Texas — 15.8% (Continued)
Woodloch Health Facilities Development Corp., Series A1
(Obligor: Senior Care Living VII) (b)
6.750%, 12/01/2051	$375,000	$359,254
		24,738,463
Washington — 0.9%
Washington State Housing Finance Commission, Series A
(Obligor: Heron’s Key Obligated Group)
7.000%, 07/01/2045	1,150,000	1,247,371
7.000%, 07/01/2050	100,000	108,207
		1,355,578
West Virginia — 0.7%
West Virginia Economic Development Authority
(Obligor: Entsorga West Virginia) (a)
8.750%, 02/01/2036	1,000,000	1,033,370

Wisconsin — 10.0%
Wisconsin Health & Educational Facilities Authority, Series A
(Obligor: Wisconsin Illinois Senior Housing)
5.250%, 08/01/2048	1,000,000	1,100,630
Wisconsin Health & Educational Facilities Authority, Series C
(Obligor: Covenant Communities)
7.000%, 07/01/2043	505,000	505,919
7.500%, 07/01/2053	1,000,000	1,002,260
Wisconsin Public Finance Authority
(Obligor: Cedars Obligated Group)
5.500%, 05/01/2039	1,000,000	1,005,130
5.750%, 05/01/2054	3,850,000	3,869,481
Wisconsin Public Finance Authority, Series A
(Obligor: Alabama Proton Therapy Center)
6.850%, 10/01/2047	400,000	448,016
(Obligor: Cornerstone Charter Academy)
5.125%, 02/01/2046	450,000	469,818
(Obligor: Explore Academy)
6.125%, 02/01/2048	1,550,000	1,624,199
Wisconsin Public Finance Authority, Series A-1
(Obligor: Maryland Proton Treatment Center)
6.375%, 01/01/2048	2,000,000	2,147,600

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2019

Description	Par	Value

MUNICIPAL BONDS — 98.0% (Continued)

Wisconsin — 10.0% (Continued)
Wisconsin Public Finance Authority, Series B
(Obligor: Million Air Two Obligated Group) (a)
7.125%, 06/01/2041	$2,980,000	$3,371,810
		15,544,863
Total Municipal Bonds
(Cost $149,254,405)		152,639,379

	Shares
SHORT-TERM INVESTMENT — 2.2%
Dreyfus AMT-Free Tax Exempt Cash Management Fund,
Institutional Class, 1.24%^
Total Short-Term Investment
(Cost $3,387,006)	3,386,781	3,387,006
Total Investments — 100.2%
(Cost $152,641,411)		156,026,385
Liabilities in Excess of Other Assets — (0.2)%		(368,730)
Total Net Assets — 100.0%		$155,657,655

(a)	Security subject to the Alternative Minimum Tax (“AMT”). As of August 31, 2019, the total value of securities subject to the AMT was $52,696,466 or 33.9% of net assets.
(b)	Security in default at August 31, 2019.
^	The rate shown is the annualized seven day effective yield as of August 31, 2019.

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Statement of Assets and Liabilities
August 31, 2019

ASSETS:
Investments, at value (Cost: $152,641,411)	$156,026,385
Receivable for investment securities sold	1,548,031
Interest receivable	3,358,972
Receivable for capital shares sold	204,976
Prepaid expenses	25,253
Total Assets	161,163,617

LIABILITIES:
Payable for distributions to shareholders	73,042
Payable for investment securities purchased	4,850,000
Payable for capital shares redeemed	448,189
Payable to investment adviser	59,707
Payable for fund administration & accounting fees	22,729
Payable for compliance fees	1,993
Payable for transfer agent fees & expenses	7,804
Payable for custody fees	2,833
Payable for trustee fees	49
Accrued expenses	39,616
Total Liabilities	5,505,962

NET ASSETS	$155,657,655

NET ASSETS CONSIST OF:
Paid-in capital	$151,916,530
Total distributable earnings	3,741,125
Net Assets	$155,657,655

Shares issued and outstanding(1)	15,019,612
Net asset value, redemption price, and offering price per share	$10.36

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Statement of Operations
For the Year Ended August 31, 2019

INVESTMENT INCOME:
Interest income	$6,497,566
Total investment income	6,497,566

EXPENSES:
Investment adviser fees (See Note 4)	545,237
Fund administration & accounting fees (See Note 4)	105,879
Transfer agent fees & expenses (See Note 4)	46,887
Federal & state registration fees	39,580
Audit fees	20,010
Trustee fees	13,148
Compliance fees (See Note 4)	11,994
Custody fees (See Note 4)	10,045
Legal fees	9,489
Other expenses	7,638
Postage & printing fees	3,602
Total expense before interest expense and waiver	813,509
Interest expense (See Note 8)	5,236
Total expense before waiver	818,745
Less: waiver from investment adviser (See Note 4)	(89,831)
Net expenses	728,914

NET INVESTMENT INCOME	5,768,652

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	369,032
Net change in unrealized appreciation/depreciation on investments	2,782,873
Net realized and unrealized gain on investments	3,151,905

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,920,557

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	Inception(1) through
	August 31, 2019	August 31, 2018
OPERATIONS:
Net investment income	$5,768,652	$3,164,149
Net realized gain on investments	369,032	1,601,692
Net change in unrealized
appreciation/depreciation on investments	2,782,873	602,101
Net increase in net assets resulting from operations	8,920,557	5,367,942

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	89,003,639	94,191,333
Proceeds from reinvestment of distributions	6,408,029	2,925,291
Payments for shares redeemed	(21,152,626)	(19,459,136)
Net increase in net assets resulting from capital share transactions	74,259,042	77,657,488

DISTRIBUTIONS TO SHAREHOLDERS	(7,383,225)	(3,164,149	)(2)

TOTAL INCREASE IN NET ASSETS	75,796,374	79,861,281

NET ASSETS:
Beginning of period	79,861,281	—
End of period	$155,657,655	$79,861,281	(3)

(1)	Inception date of the Fund was September 15, 2017.
(2)	Includes net investment income distribution of $3,164,149.
(3)	Includes accumulated undistributed net investment income of $0.

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
		For the Period
	Year Ended	Inception(1) through
	August 31, 2019	August 31, 2018
PER SHARE DATA:
Net asset value, beginning of period	$10.34	$10.00

Investment operations:
Net investment income	0.60	0.58
Net realized and unrealized gain on investments	0.22	0.34
Total from investment operations	0.82	0.92

Less distributions from:
Net investment income	(0.60)	(0.58)
Net realized gains	(0.20)	—
Total distributions	(0.80)	(0.58)
Net asset value, end of period	$10.36	$10.34

TOTAL RETURN(2)	8.36%	9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$155,658	$79,861
Ratio of expenses to average net assets:
Before expense waiver(3)	0.83%	1.01%
After expense waiver(3)	0.74%	0.74%
Ratio of expenses excluding interest expense
to average net assets:
Before expense waiver(3)	0.82%	1.00%
After expense waiver(3)	0.73%	0.73%
Ratio of net investment income to average net assets:
After expense waiver(3)	5.82%	6.09%
Portfolio turnover rate(2)	33%	54%

(1)	Inception date of the Fund was September 15, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements
August 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Green Square High Income Municipal Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to provide current income exempt from regular federal income tax.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund currently offers one class of shares for purchase. The Institutional Class commenced operations on September 15, 2017. The Investor Class has not yet commenced operations as of August 31, 2019. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended August 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended August 31, 2018.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund will declare daily and pay monthly distributions of net investment income. The Fund will also distribute net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no reclassifications needed for the year ended August 31, 2019.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2019

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Municipal bonds are valued on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuer, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in the Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$152,639,379	$—	$152,639,379
Short-Term Investment	3,387,006	—	—	3,387,006
Total Investments	$3,387,006	$152,639,379	$—	$156,026,385

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) for the Fund do not exceed 0.73% of the Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2020 – August 2021	$139,647
September 2021 – August 2022	$ 89,831

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2019 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2019

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For the Period
	Year Ended	Inception(1) through
	August 31, 2019	August 31, 2018
Shares sold	8,744,462	9,352,522
Shares issued to holders in reinvestment of distributions	633,381	287,312
Shares redeemed	(2,083,184)	(1,914,881)
Net increase in shares	7,294,659	7,724,953

(1) Inception date of the Fund was September 15, 2017.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2019, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$—	$—	$105,546,308	$32,087,900

7.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2019, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$5,687,334	$(2,302,360)	$3,384,974	$152,641,411

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) would be attributable primarily to the tax deferral of losses on wash sales. For the year ended August 31, 2019, there were no differences.

At August 31, 2019, components of distributable earnings on a tax-basis were as follows:

Undistributed	Undistributed	Undistributed	Other		Total
Taxable	Tax Exempt	Long-Term	Accumulated	Unrealized	Distributable
Ordinary Income	Ordinary Income	Capital Gains	Losses	Appreciation	Earnings
$243,622	$60,226	$125,345	$(73,042)	$3,384,974	$3,741,125

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2019

As of August 31, 2019, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended August 31, 2019, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the year ended August 31, 2019, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$1,612,916	$5,770,309	$—	$7,383,225

The tax character of distributions paid for the period ended August 31, 2018, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$60,868	$3,103,281	$—	$3,164,149

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $10,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed on July 24, 2020. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.25% as of August 31, 2019. The interest rate during the period was between 5.00-5.50%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 5.30%. For the year ended August 31, 2019, the Fund’s LOC activity was as follows:

		Amount			Date of
	Average	Outstanding as of	Interest	Maximum	Maximum
LOC Agent	Borrowings	August 31, 2019	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$97,507	$—	$5,236	$2,090,000	06/07/2019

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2019, Charles Schwab & Co., Inc., and TD Ameritrade, Inc., for the benefit of its customers, owned 47.08% and 26.68%, respectively, of the outstanding shares of the Fund.

10.  SUBSEQUENT EVENTS

On October 15, 2019, the Fund changed its name to the Principal Street High Income Municipal Fund.  Management has performed an evaluation of subsequent events through the date financial statements were issued and has determined that no additional items require recognition or disclosure.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Green Square High Income Municipal Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Green Square High Income Municipal Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2019

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited)
August 31, 2019

TRUSTEES AND OFFICERS
Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Leonard M. Rush,	Lead	Indefinite	37	Retired, Chief Financial	Independent
CPA	Independent	Term;		Officer, Robert W. Baird	Trustee,
615 E. Michigan St.	Trustee	Since		& Co. Incorporated	ETF Series
Milwaukee, WI 53202	and Audit	April 2011		(2000-2011).	Solutions
Year of Birth: 1946	Committee				(49 Portfolios)
	Chairman				(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief	Independent
615 E. Michigan St.	and	Term;		Investment Strategist,	Trustee,
Milwaukee, WI 53202	Valuation	Since		Next Generation Wealth	ETF Series
Year of Birth: 1967	Committee	April 2011		Management, Inc.	Solutions
	Chairman			(2005-Present).	(49 Portfolios)
(2012-Present).

David M. Swanson	Trustee	Indefinite	37	Founder and Managing	Independent
615 E. Michigan St.		Term;		Principal, SwanDog	Trustee,
Milwaukee, WI 53202		Since		Strategic Marketing, LLC	ALPS Variable
Year of Birth: 1957		April 2011		(2006-Present).	Investment Trust
(10 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Retired, Executive Vice	None
615 E. Michigan St.	and Trustee	Term;		President, U.S. Bancorp
Milwaukee, WI 53202		Since		Fund Services, LLC
Year of Birth: 1958		January 2011		(1994-2018).

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2019

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Term;		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	Since		LLC (2005-Present).
Year of Birth: 1973	Executive	November 2018
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	Since		Services, LLC
Year of Birth: 1966	Compliance	April 2013		(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	Since		Services, LLC
Year of Birth: 1981	and	August 2019		(2008-Present).
	Principal	(Treasurer);
	Financial	Since
	Officer	November 2018
(Vice President)

Thomas A. Bausch,	Secretary	Indefinite	N/A	Vice President,	N/A
Esq.		Term;		U.S. Bancorp Fund
615 E. Michigan St.		Since		Services, LLC
Milwaukee, WI 53202		November 2017		(2016-Present); Associate,
Year of Birth: 1979				Godfrey & Kahn S.C.
(2012-2016).

Douglas Schafer	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	and	Since		Services, LLC
Year of Birth: 1970	Assistant	May 2016		(2002-Present).
	Treasurer	(Assistant
Treasurer);
Since
November 2018
(Vice President)

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2019

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Michael Cyr II	Vice	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	President	Term;		Fund Services, LLC
Milwaukee, WI 53202	and	Since		(2013-Present).
Year of Birth: 1992	Assistant	August 2019
Treasurer

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-914-7343.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-914-7343.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-877-914-7343, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualified for the corporate dividends received deduction for the fiscal year ended August 31, 2019 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(c) was 0.00%.

GREEN SQUARE HIGH INCOME MUNICIPAL FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Green Square Asset Management, LLC
6075 Poplar Avenue, Suite 221
Memphis, TN 38119

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

 This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-914-7343.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended August 31, 2019 and August 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$16,500	$16,000
Audit-Related Fees	$2,750	$0
Tax Fees	$3,500	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the year covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 8, 2019

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    November 8, 2019